FQF TRUST

QuantShares U.S. Market Neutral Momentum Fund (MOM)

QuantShares U.S. Market Neutral Size Fund (SIZ)

SUPPLEMENT DATED SEPTEMBER 15, 2014
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2013

The following updates the prospectus and statement of additional information of the QuantShares U.S. Market Neutral Momentum Fund and QuantShares U.S. Market Neutral Size Fund (collectively, the “Funds”), as follows:

The staff of NYSE Regulation, Inc. (“Staff”) recently advised the Trust that the Funds’ shares currently are not in compliance with NYSE Arca, Inc.’s (“NYSE Arca”) continued listing standards with respect to the number of record or beneficial holders. Therefore, commencing on or about September 16, 2014, NYSE Arca will attach a “below compliance” (.BC) indicator to each Fund’s ticker symbol.

The Trust intends to maintain the listing of each Fund’s shares on the NYSE Arca and will submit a plan on September 23, 2014 to bring the Funds into compliance with NYSE Arca’s continued listing standards. The Staff is expected to rule on the plan on September 30, 2014. The Funds will continue their normal business operations while awaiting the Staff’s ruling.

Should the Staff determine to delist a Fund, or should the Adviser conclude that a Fund cannot be brought into compliance with NYSE Arca’s continued listing standards, the Adviser will recommend the Fund’s liquidation to the Fund’s Board of Trustees and attempt to provide shareholders with advance notice of the liquidation. During such a notice period, shareholders may sell their holdings on the secondary market and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares during the notice period will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.